SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 8, 2003
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

           DELAWARE                                      04-3483032
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


      On January 8, 2003, John Hancock Financial Services, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

      Exhibit No.        Item
      -----------        ----

      99 Press Release of John Hancock Financial Services, Inc., dated January 8, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JOHN HANCOCK FINANCIAL SERVICES, INC.


Date:  January 9, 2003                    By:  /s/  Wayne A. Budd
                                               ----------------------------
                                               Wayne A. Budd
                                               Executive Vice President and
                                               General Counsel
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                                                                      Exhibit 99


CONTACTS:
---------
Media:  Roy Anderson - John Hancock
617-572-6385

Investors:  Jean Peters - John Hancock
617-572-9282

Media:  Michael Buckley - Allmerica Financial
508-855-3099

Investors:  Henry St. Cyr - Allmerica Financial
508-855-2959

                            JOHN HANCOCK TO PURCHASE
               ALLMERICA'S FIXED UNIVERSAL LIFE INSURANCE BUSINESS

    Agreement to Reinsure Will Increase Hancock's In-Force Core Life Business


         BOSTON and WORCESTER, January 8, 2003 - John Hancock Financial Services, Inc. (NYSE: JHF) and Allmerica Financial Corporation (NYSE: AFC) today announced that John Hancock has signed an agreement to reinsure the fixed universal life insurance business of Allmerica. The transaction, which is subject to customary closing conditions and representations and warranties regarding the business being transferred, is valued at approximately $90 million, and is expected to close in the first quarter of 2003.

         Under the agreement, John Hancock will receive reserves and a re-occurring stream of premium payments on the book of business. John Hancock will assume liability for Allmerica's fixed universal life policies, including claims payments and any other policy obligations.

         "The purchase of Allmerica's fixed universal life business continues John Hancock's ongoing strategy of growing our core life businesses," says David
F. D'Alessandro, chairman and chief executive officer of John Hancock. "We are accomplishing this through sales growth, where we are outpacing the industry as of third quarter 2002, and by making strategic acquisitions like this."

         The deal provides for Allmerica's in-force fixed universal life insurance business to be administered by John Hancock, following a transition period. Integration of John Hancock and Allmerica's fixed universal life operations is expected to be seamless to policyholders, without change in the ways policies are administered. The transaction will not result in any change to the terms or conditions of the policies.


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                                       -2-


         At closing, the transaction is expected to immediately increase John Hancock's in-force fixed universal life business by about 20 percent. John Hancock will acquire a business that at September 30, 2002 had approximately $650 million in account balances and approximately 48,000 policies in force. The transaction is expected to be slightly accretive to earnings in 2003, but within overall guidance.

         "This transaction is one element of a broader, strategic restructuring effort that has enabled us to strengthen the capital of our life insurance companies," said Edward J. Parry, III, president of Allmerica's Asset Accumulation Companies and Allmerica's chief financial officer. "We are confident our clients will benefit from John Hancock's strong customer service operation and its commitment to further expand its presence in the universal life insurance business."

         "This acquisition will bolster John Hancock's position in the fixed universal life insurance market," said Michael Bell, senior executive vice president of Hancock's Retail Sector. "It gives us a more sizeable block of fixed universal life business that will provide economies of scale, allowing us to spread expenses over a broader base. The acquisition also will enable John Hancock to leverage its investment capabilities to benefit policyholders and investors."

         As of September 30, 2002, John Hancock had fixed universal life insurance sales of $66.0 million and over 62,000 fixed universal policies in force, accounting for $3.141 billion in fixed universal life account value.

         John Hancock Financial Services is a leading U.S financial services company, providing a broad array of insurance and investment products and services to retail and institutional customers. As of September 30, 2002, John Hancock and its subsidiaries had total assets under management of $121.2 billion. John Hancock was advised on this transaction by Bear, Stearns & Co. Inc.

         Allmerica Financial Corporation is the holding company for a diversified group of insurance and financial services companies headquartered in Worcester, Mass.

      Forward-looking Statements

      The statements, analyses, and other information contained herein relating to trends in the company's operations and financial results, the markets for the company's products, the future development of the company's business, and the contingencies and uncertainties to which the company may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning future events and their potential effects on the company.




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                                       -3-


      Future events and their effects on the company may not be those anticipated by management. John Hancock's actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in our Form 10-K for the year ended December 31, 2001, and other documents filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other legislation; and government regulation.

      The company specifically disclaims any obligation to update or revise any forward looking information, whether as a result of new information, future developments or otherwise.

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